SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 1999

                             CENTRAL OIL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                      0-23123                 84-0856436
- --------------------------------     --------------        ---------------------
        State or other                 (Commission            (IRS Employer
 Jurisdiction of Incorporation)        File Number)         Identification No.)

 152 West 57th Street, 40th Floor, New York, New York         10019
- -------------------------------------------------------    ------------
   (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (212) 765-2915

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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Exhibits:

         16.1 Letter on change in certifying accountant from Janet Loss, C.P.A., P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTRAL OIL CORPORATION

Date:  September 28, 1999           By: /s/ Andreas Typaldos
                                       -------------------------
                                       Andreas Typaldos
                                       Chairman of the Board and
                                       Chief Executive Officer

                                       2
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                                 EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
- -------                  -----------
 16.1                    Letter on change in certifying accountant from
                         Janet Loss, C.P.A., P.C.